Stockholders' Equity (Tables)	9 Months Ended	12 Months Ended
	Dec. 31, 2014	Mar. 31, 2014
Stockholders' Equity [Abstract]
Schedule of Common Stock Reserved for Future Issuance
As of December 31, 2014, approximately 101.8 million shares of common stock were issuable upon conversion or exercise of rights granted under prior financing arrangements, preferred stock, stock options and warrants, as follows:

Class A convertible preferred stock converted to common stock	13,286,640
Exercise of stock options	21,333,132
Exercise of warrants	67,183,147
Total shares of common stock reserved for future issuances	101,802,919

As of March 31, 2014, approximately 73.1 million shares of common stock were issuable upon conversion or exercise of rights granted under prior financing arrangements, stock options and warrants, as follows:

Exercise of stock options	11,894,205
Exercise of warrants	61,194,343
Total shares of common stock reserved for future issuances	73,088,548